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                                                                   Exhibit 10.34


                                     WAIVER

         WAIVER, dated as of March 11, 1998 (this "Waiver") to the Credit Agreement, dated as of February 28, 1997 (as amended by the First Amendment, dated as of March 25, 1997, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STC BROADCASTING, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as documentation agent (in such capacity, the "Documentation Agent"), and THE CHASE MANHATTAN BANK, as administrative and syndication agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                                  WITNESSETH:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made, certain Loans to the Borrower; and

         WHEREAS, the Borrower has requested that the Lenders waive, and the Lenders have agreed to waive, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         2. Waiver of Subsection 7.7. The Lenders hereby waive the requirements of subsection 7.7 for the fiscal year ended December, 1997.

         3. Johnstown Station Waiver. The Lenders hereby waive for a period not to exceed 90 days from the date hereof any Default or Event of Default resulting solely from the failure of the Borrower to transfer the Station License under the authority of which television station WJAC-TV, Channel 6, Johnstown, Pennsylvania (the "Johnstown Station") is operated, to a separate License Subsidiary.

         4. Effectiveness. This waiver shall become effective on the date the Administrative Agent shall have received counterparts of this Waiver, duly executed and delivered by the Borrower and the Required Lenders.

         5. Representations and Warranties. On and as of the date hereof after giving effect to this Waiver, the Borrower hereby represents and warrants to the Lenders that:

         (a)   Each of its representations and warranties contained in
               Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date,



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         except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Waiver; and

         (b)  No Default or Event of Default has occurred and is continuing.


         6. Continuing Effect; No Other Amendments. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute a waiver of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

         7. GOVERNING LAW; Counterparts. (a) THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


         (b) This Waiver may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        STC BROADCASTING, INC.

                                        /s/  David A. Fitz
                                        --------------------------------
                                        Chief Financial Officer


                                        THE CHASE MANHATTAN BANK,
                                        As administrative Agent and as a Lender


                                        By:  /s/  David Staples
                                           ------------------------------
                                           Vice President


                                        NATIONSBANK OF TEXAS, N.A., as
                                        Documentation Agent and as a Lender


                                        By:  /s/  Jennifer Zydney
                                           ------------------------------
                                           Vice President


                                        FINOVA CAPITAL CORPORATION


                                        By:  /s/Andrew J. Pluta
                                           ------------------------------
                                           Vice President